                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement              [ ] Confidential, for Use of the
                                                 Commission only (as permitted by
                                                 Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12


                         OCEANEERING INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------

(2)  Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------

(5)  Total fee paid:

     ---------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

     ---------------------------------------------------------------------------

(2)  Form, Schedule or Registration Statement No.:

     ---------------------------------------------------------------------------

(3)  Filing Party:

     ---------------------------------------------------------------------------

(4)  Date Filed:

     ---------------------------------------------------------------------------

                     [OCEANEERING INTERNATIONAL, INC. LOGO]



                         OCEANEERING INTERNATIONAL, INC.

                     11911 FM 529, HOUSTON, TEXAS 77041-3011

                                                                  April 12, 2001

Dear Shareholder:

         You are cordially invited to attend the 2001 Annual Meeting of Shareholders of Oceaneering International, Inc. Last year, we changed our March 31 fiscal year-end to a December 31 fiscal year-end. Consequently, we are holding this year's Annual Meeting of Shareholders earlier in the year than in the past. The meeting will be held on Friday, May 18, 2001, at 8:30 a.m. local time in the Atrium of our corporate offices at 11911 FM 529, Houston, Texas 77041-3011.

         On the following pages you will find the Notice of Annual Meeting of Shareholders and Proxy Statement giving information concerning the matters to be acted on at the meeting. Our Report to Shareholders describing Oceaneering's operations during the nine-month period ended December 31, 2000 is enclosed.

         I hope you will be able to attend the meeting in person. Whether or not you plan to attend, please take the time to vote. In addition to using the enclosed traditional paper proxy card to vote, which you may sign, date and return in the enclosed postage-paid envelope, you may vote your shares via the Internet or by telephone by following the instructions included in this package.

         Thank you for your interest in Oceaneering.

                                                     Sincerely,

                                                     /s/ JOHN R. HUFF
                                                     ---------------------------
                                                     John R. Huff
                                                     Chairman of the Board and
                                                     Chief Executive Officer

                         OCEANEERING INTERNATIONAL, INC.

                     11911 FM 529, HOUSTON, TEXAS 77041-3011

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 18, 2001

                                   ----------


To the Shareholders of Oceaneering International, Inc.:

         The Annual Meeting of Shareholders of Oceaneering International, Inc., a Delaware corporation ("Oceaneering"), will be held on Friday, May 18, 2001, at 8:30 a.m. local time in the Atrium of our corporate offices at 11911 FM 529, Houston, Texas, 77041-3011 to consider and take action on the following:

         (1) election of two Class III directors as members of the Board of Directors of Oceaneering to serve until the 2004 Annual Meeting of Shareholders or until a successor has been duly elected and qualified (Proposal 1);

         (2) ratification of the appointment of Arthur Andersen LLP as independent auditors of Oceaneering for the fiscal year ending December 31, 2001 (Proposal 2); and

         (3) transaction of such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "IN FAVOR OF" PROPOSAL 1 AND PROPOSAL 2.

         The close of business on April 5, 2001 is the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting or any adjournment thereof.

         The Board welcomes your personal attendance at the meeting. Whether or not you expect to attend the meeting, please submit a proxy form as soon as possible so that your shares can be voted at the meeting. You may submit your proxy form by filling in, dating and signing the enclosed proxy card and returning it in the enclosed postage-paid envelope. Please refer to page 1 of the Proxy Statement and the proxy card for instructions for proxy voting by telephone or over the Internet.

                                         By Order of the Board of Directors,




                                         /s/ GEORGE R. HAUBENREICH, JR.
                                         ---------------------------------------
                                         George R. Haubenreich, Jr.
                                         Senior Vice President, General Counsel
                                           and Secretary

April 12, 2001


                             YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND MAIL YOUR PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR OVER THE INTERNET IN ACCORDANCE WITH INSTRUCTIONS IN THIS PROXY STATEMENT AND ON YOUR PROXY CARD.

                        OCEANEERING INTERNATIONAL, INC.

                                   ----------

                                PROXY STATEMENT

                                   ----------


PROXIES AND VOTING AT THE MEETING

         Only shareholders of record at the close of business on April 5, 2001 will be entitled to notice of, and to vote at, the meeting. As of that date, 23,319,102 shares of our Common Stock, $.25 par value per share ("Common Stock") were outstanding. Each of those outstanding shares is entitled to one vote at the meeting. We are initially sending this Proxy Statement and the accompanying proxy to our shareholders on April 12, 2001. The requirement for a quorum at the meeting is the presence in person or by proxy of holders of a majority of the outstanding shares of Common Stock. There is no provision for cumulative voting.

SOLICITATION OF PROXIES

         The accompanying proxy is solicited on behalf of our Board of Directors (the "Board of Directors" or the "Board") for use at our annual meeting of shareholders to be held at the time and place set forth in the accompanying notice. Oceaneering will pay all costs of soliciting proxies. Solicitation of proxies will be primarily by mail. In addition to solicitation by mail, officers, directors and employees of Oceaneering may solicit proxies in person or by telephone and facsimile transmission, for which such persons will receive no additional compensation. Oceaneering will reimburse brokerage firms, banks and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy material to beneficial owners of Common Stock.

         The persons named as proxies were designated by the Board and are officers of Oceaneering. All properly executed proxies will be voted (except to the extent that authority to vote has been withheld), and where a choice has been specified by the shareholder as provided in the proxy, the proxy will be voted in accordance with the specification so made. Proxies submitted without specified choices will be voted FOR PROPOSAL 1 to elect the nominees for directors proposed by the Board, and FOR PROPOSAL 2 to ratify the appointment of Arthur Andersen LLP as independent auditors of Oceaneering for the fiscal year ending December 31, 2001.

METHODS OF VOTING

o VOTING BY MAIL. You may sign, date and return your proxy cards in the pre-addressed, postage-paid envelope provided. If you return your proxy card without indicating how you want to vote, the designated proxies will vote as recommended by the Board.

o VOTING BY TELEPHONE OR THE INTERNET. If you have stock certificates issued in your own name, you may vote by proxy by using the toll-free number or at the Internet address listed on the proxy card.

         The telephone and Internet voting procedures are designed to verify your vote through the use of a voter control number that is provided on each proxy card. The procedures also allow you to vote your shares and to confirm that your instructions have been properly recorded. Please see your proxy card for specific instructions.

         If you hold shares through a brokerage firm, bank or other custodian, you may vote by telephone or the Internet only if the custodian offers that option.

REVOCABILITY OF PROXIES

o REVOKING YOUR VOTING INSTRUCTIONS TO YOUR PROXY HOLDERS. If you have certificates issued in your own name, and you vote by proxy, mail, the Internet or telephone, you may later revoke your proxy instructions by:

         o sending a written statement to that effect to the Corporate Secretary at P. O. Box 40494, Houston, Texas 72240-0494, the mailing address for the executive offices of Oceaneering;

         o submitting a proxy card with a later date signed as your name appears on the stock account;

         o        voting at a later time by telephone or the Internet; or

         o        voting in person at the Annual Meeting.

         If you have shares held through a brokerage firm, bank or other custodian, and you vote by proxy, you may later revoke your proxy instructions only by informing the custodian in accordance with any procedures it sets forth.

                              ELECTION OF DIRECTORS
                                   PROPOSAL 1

         The Certificate of Incorporation of Oceaneering divides the Board into three classes, each consisting as nearly as possible of one-third of the members of the whole Board. The members of each class serve for three years following their election, with one class being elected each year.

         Two Class III directors are to be elected at the 2001 Annual Meeting. In accordance with Oceaneering's bylaws, the directors will be elected by a plurality of the votes cast. Accordingly, abstentions and broker "non-votes" marked on proxy cards will not be counted in the election. Each of the Class III directors will serve until the 2004 Annual Meeting of Shareholders or until a successor has been duly elected and qualified. The directors of Classes I and II, consisting of one member and two members, respectively, will continue to serve their terms of office, which will expire at the Annual Meetings of Shareholders to be held in 2002 and 2003, respectively.

         The persons named in the accompanying proxy intend to vote such proxy in favor of the election of the nominees named below, both of whom are currently directors of Oceaneering, unless authority to vote for the director is withheld in the proxy. Although the Board has no reason to believe that the nominee will be unable to serve as a director, if the nominee withdraws or otherwise becomes unavailable to serve, the persons named as proxies will vote for any substitute nominee the Board designates.

         Set forth below is certain information (ages are as of May 18, 2001) with respect to the nominees for election as directors of Oceaneering.

NOMINEES - CLASS III DIRECTORS:

                        NAME AND                                    DIRECTOR
                  BUSINESS EXPERIENCE                       AGE      SINCE
                  -------------------                       ---      -----

David S. Hooker........................................     58       1973

     Mr. Hooker has been Chairman of Goshawk Insurance Holdings PLC, a marine insurance group, since January 1996. Previously, he served as Chairman of Bakyrchik Gold PLC, a natural resources company, from 1993 to 1996. He was Managing Director of Aberdeen Petroleum PLC, an oil and gas exploration and production company, from 1988 to 1993.

Harris J. Pappas.......................................     56       1996

     Mr. Pappas joined the Board in November 1996. He has been President and shareholder of Pappas Restaurants, Inc., a privately owned and operated multistate restaurant group, since 1983. He is a director of Luby's Inc. and a trustee of Memorial Hermann Hospital in the Texas Medical Center in Houston.


CONTINUING DIRECTORS

         Set forth below is comparable information (ages are as of May 18, 2001) for those directors whose terms will expire in 2002 and 2003.

2002 - CLASS I DIRECTOR:

                        NAME AND                                    DIRECTOR
                  BUSINESS EXPERIENCE                       AGE      SINCE
                  -------------------                       ---      -----

D. Michael Hughes......................................      62      1970

     Mr. Hughes has been owner of The Broken Arrow Ranch and affiliated businesses, which harvest, process and market wild game meats, since 1983. He has been associated with Oceaneering since its incorporation, serving as Chairman of the Board from 1984 to 1990.

2003 - CLASS II DIRECTORS:

                        NAME AND                                    DIRECTOR
                  BUSINESS EXPERIENCE                       AGE      SINCE
                  -------------------                       ---      -----

Charles B. Evans.......................................      76      1980

     Mr. Evans has been a director of ResTech Inc., an oilfield service firm specializing in custom log data processing, since 1982, having served as Chairman through 1998. He previously served from 1973 to 1979 as Executive Vice President of Schlumberger Limited, an international oilfield evaluation and services company, until his retirement in 1979 after 31 years of service.


John R. Huff...........................................      55      1986

     Mr. Huff has been Chairman of the Board of Directors of Oceaneering since August 1990. He has been a director and Chief Executive Officer of Oceaneering since joining Oceaneering in 1986. He is also a director of BJ Services Company, Triton Energy Limited and Suncor Energy Inc.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth the number of shares of Common Stock of Oceaneering beneficially owned as of April 5, 2001, by each director and nominee for director, each of the current executive officers named in the Summary Compensation Table in this Proxy Statement and all directors and officers as a group. Except as otherwise indicated, each individual named has sole voting and dispositive power with respect to the shares shown.

                                                                NUMBER OF   PERCENT
                  NAME                                          SHARES(1)   OF CLASS
                                                                ---------   --------

         T. Jay Collins.......................................    213,632     *

         Bruce L. Crager......................................    100,170     *

         Charles B. Evans.....................................     31,900     *

         George R. Haubenreich, Jr............................    116,946     *

         David S. Hooker......................................     44,000     *

         John R. Huff.........................................    748,370   3.2

         D. Michael Hughes....................................    106,789     *

         Marvin J. Migura.....................................    113,100     *

         Harris J. Pappas.....................................     34,000     *

         All directors and officers as a group (22 persons)...  1,837,354   7.9

----------

*    Less than 1%

(1)  Includes the following shares subject to stock options exercisable within
     (60) days of April 5, 2001: Mr. Collins -- 45,000, Mr. Crager -- 30,250,
     Mr. Evans -- 30,000, Mr. Haubenreich -- 31,250, Mr. Hooker -- 44,000,
     Mr. Huff -- 180,000, Mr. Hughes -- 40,000, Mr. Migura -- 41,500, Mr.
     Pappas -- 34,000, and all directors and officers as a group -- 558,000. Includes the following shares granted pursuant to restricted stock award agreements, as to which the recipient has sole voting power and no dispositive power: Mr. Collins -- 99,147, Mr. Crager -- 40,810, Mr. Haubenreich -- 47,936, Mr. Huff -- 204,881, Mr. Migura -- 48,000, and all directors and officers as a group -- 602,593. Also includes the following share equivalents, which are fully vested but are held in trust pursuant to the Oceaneering Retirement Investment Plan (the "Retirement Plan"), for which the individual has no voting rights until the shares are withdrawn from the Retirement Plan: Mr. Collins -- 10,332, Mr. Huff -- 1,534, Mr. Hughes -- 20,483, and all directors and officers as a group -- 54,172.

     Listed below are the only persons who, to our knowledge, may be deemed to be beneficial owners as of April 5, 2001 of more than 5% of the outstanding shares of Common Stock. This information is based on statements filed with the Securities and Exchange Commission (the "SEC").

         NAME AND ADDRESS OF                AMOUNT AND NATURE OF     PERCENT
          BENEFICIAL OWNER                  BENEFICIAL OWNERSHIP   OF CLASS(1)
         -------------------                --------------------   -----------

Neuberger Berman, Inc.
Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158........................      1,530,244(2)           6.6

NewSouth Capital Management, Inc.
1000 Ridgeway Loop Rd., Suite 233
Memphis, TN 38120.........................      1,399,875(3)           6.0


----------

(1) The percentages are based on the total number of issued and outstanding shares of Common Stock at April 5, 2001.

(2) According to a filing Neuberger Berman, Inc. and Neuberger Berman, LLC made with the SEC on February 2, 2001, Neuberger Berman, LLC beneficially owned 1,530,244 shares of Common Stock as of December 29, 2000. That filing states that Neuberger Berman, Inc. owns 100% of Neuberger Berman, LLC and is, therefore, also deemed to be a beneficial owner of those shares. That filing also states that, of the 1,530,244 shares of Common Stock beneficially owned, Neuberger Berman, LLC had sole voting power over 721,344 shares, shared voting power over 803,400 shares and shared dispositive power over 1,530,244 shares. To the extent voting power or dispositive power is shared, the filing indicates it is shared with Neuberger Berman's mutual fund clients.

(3) According to a filing NewSouth Capital Management, Inc. made with the SEC on February 8, 2001, NewSouth Capital Management, Inc. beneficially owned 1,399,875 shares of Common Stock as of December 31, 2000. That filing states that NewSouth Capital Management, Inc. had sole voting and dispositive power over all these shares.

ADDITIONAL INFORMATION RELATING TO THE BOARD OF DIRECTORS

         Oceaneering has standing Audit, Compensation and Nominating Committees of the Board of Directors.

         The Audit Committee, which held two meetings during the nine-month period ended December 31, 2000, is comprised of Messrs. Hooker (Chairman), Hughes and Pappas. The Audit Committee is governed by a charter that it has adopted. We attached a copy of that charter to the proxy statement for our 2000 Annual Meeting of shareholders. You can obtain a copy of that charter by making a request for a copy to our Corporate Secretary. Oceaneering's securities are listed on the New York Stock Exchange and are governed by its listing standards. Each of the members of the Audit Committee is independent as defined by our policy and the New York Stock Exchange's listing standards. The Audit Committee's role is one of financial oversight. Oceaneering's management is responsible for preparing financial statements, and Oceaneering's independent auditors are responsible for auditing those financial statements. The Audit Committee is not providing any expert or special assurance as to Oceaneering's financial statements or any professional certification as to the independent auditor's work. The following functions are the key responsibilities of the Audit Committee in carrying out its oversight:

         o recommending the appointment of our independent auditors to the Board of Directors;

         o reviewing the scope of the independent auditors' examination and the scope of activities of our internal audit department;

         o reviewing our financial policies and accounting systems and controls and our audited financial statements and interim financial statements;

         o preparing a report for inclusion in our proxy statement regarding its review of our audited financial statements, which report includes a statement on whether it recommended that the Board include those financial statements in our Report on Form 10-K for such period;

         o approving and ratifying the duties and compensation of our independent auditors, both for audit and non-audit services; and

         o reviewing and assessing, on an annual basis, the adequacy of the Audit Committee's charter and recommending revisions to the Board.

         The Audit Committee meets separately with the internal and independent auditors, outside the presence of Oceaneering management or other employees, to provide an open avenue of communication. The Audit Committee and the Board of Directors are ultimately responsible for the selection, evaluation and replacement of the independent auditors.

         The Compensation Committee is comprised of Messrs. Evans (Chairman) and Pappas, both of whom are nonemployee directors and are not former officers of Oceaneering. The Compensation Committee, which held three meetings during the nine-month period ended December 31, 2000, establishes and reports to the full Board with respect to compensation plans under which officers and directors are eligible to participate, as well as the salary for our Chief Executive Officer. The Compensation Committee approves salaries for all our other executive officers. The Compensation Committee administers our annual bonus plans, long-term incentive plans and supplemental executive retirement plan (the "Supplemental Executive Retirement Plan"), and reviews our overall compensation program on a regular basis. The Compensation Committee also recommends to the full Board a successor to our Chief Executive Officer when a vacancy occurs.

         The Nominating Committee is comprised of Messrs. Hughes (Chairman), Evans and Hooker. The Nominating Committee, which held two meetings during the nine-month period ended December 31, 2000, considers and recommends to the full Board nominees to fill Board vacancies and a director to serve as Chairman of the Board. The Nominating Committee receives and evaluates shareholder proposals for nominees to fill Board vacancies and recommends to the Board candidates for membership on the committees of the Board.

         As to each person a shareholder proposes to nominate for election as a director, our bylaws provide that the nomination notice must (1) include the name, age, business address and principal occupation or employment of that person, the number of shares of Common Stock beneficially owned or owned of record by that person and any other information relating to that person that is required to be disclosed under Section 14 of the Securities Exchange Act of 1934 and the related SEC rules and regulations, and (2) be accompanied by the written consent of the person to be named in the proxy statement as a nominee and to serve as a director if elected. The nomination notice must also include, as to that shareholder and the beneficial owner, if any, of Common Stock on whose behalf the nomination or nominations are being made, (1) the name and address of that shareholder, as they appear on Oceaneering's books, (2) the number of shares of Common Stock which that shareholder and that beneficial owner each owns beneficially or of record, (3) a description of all arrangements and understandings between that shareholder or that beneficial owner and each proposed nominee of that shareholder and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by that shareholder, (4) a representation by that shareholder that he or she intends to appear in person or by proxy at that meeting to nominate the person(s) named in that nomination notice and (5) any other information relating to that shareholder and that beneficial owner that is required to be disclosed under
Section 14 of the Securities Exchange Act of 1934 and the SEC related rules and regulations. To be timely for consideration at our 2002 Annual Meeting, a shareholder's nomination notice must be received at our principal executive offices, 11911 FM 529, Houston, Texas 77041-3011, addressed to our Corporate Secretary, no earlier than November 18, 2001 and no later than the close of business on January 18, 2002.

         During the nine-month period ended December 31, 2000, the Board of Directors held a total of three meetings. Each member of the Board attended all Board meetings and all meetings of any committee on which he served.

         Oceaneering pays its outside directors a $10,000 annual retainer, $1,000 for each Board meeting attended, $800 for each committee meeting attended (if the meeting is on a day other than the date of a Board meeting) and a consulting fee of $100 per hour up to a maximum of $800 per day for any consulting services. All directors are reimbursed for their travel and other expenses involved in attendance at Board and committee meetings.

         Nonemployee directors are participants in our shareholder-approved 1999 Incentive Plan. Under this plan, each of our nonemployee directors is automatically granted an option to purchase 10,000 shares of Common Stock on the date the director first becomes a nonemployee director and each year thereafter while he remains a nonemployee director, in each case at an exercise price per share equal to the fair market value of a share of Common Stock on the date the option was granted. These options become fully exercisable six months following the date of grant.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who own more than 10% of our Common Stock to file with the SEC and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of Common Stock. Based solely on a review of the copies of such reports furnished to us and representations that no other reports were required, we believe that all our directors and executive officers complied on a timely basis with all applicable filing requirements under Section 16(a) of the Exchange Act during the nine-month period ended December 31, 2000, except that John R. Huff, T. Jay Collins, Marvin J. Migura, Bruce L. Crager, George R. Haubenreich, Jr., M. Kevin McEvoy and John L. Zachary each filed a late report that reported a restricted stock grant in our fiscal year ended March 31, 2000, and John L. Zachary filed a late report that reported a stock option grant in that same fiscal year.

REPORT OF THE AUDIT COMMITTEE

         The Audit Committee reviewed and discussed with management Oceaneering's audited financial statements as of and for the nine-month period ended December 31, 2000.

         In addition, the Audit Committee discussed with Arthur Andersen LLP, Oceaneering's independent accountants, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended, issued by the Auditing Standards Board of American Institute of Certified Public Accountants.

         The Audit Committee received and reviewed the written disclosures and the letter from Arthur Andersen LLP, required by Independent Standards Board's Standard No. 1, Independence Discussions with Audit Committee, as amended, and discussed with that firm its independence from Oceaneering. The Audit Committee also considered whether Arthur Andersen LLP's provision of services that are not related to the audit of Oceaneering's financial statements is compatible with monitoring that firm's independence from Oceaneering.

         Based on the reviews and discussions referred to above, the Audit Committee recommended to Oceaneering's Board of Directors that the audited financial statements referred to above be included in Oceaneering's report on Form 10-K for the nine-month period ended December 31, 2000 for filing with the SEC.

                                     Audit Committee
                                     David S. Hooker, Chairman
                                     D. Michael Hughes
                                     Harris J. Pappas

                             EXECUTIVE COMPENSATION

         The following table sets forth compensation information for the nine-month period ended December 31, 2000 and the three fiscal years ended March 31, 2000, 1999 and 1998 with respect to our Chief Executive Officer and our four other most highly compensated executive officers who served as such during the nine-month period ended December 31, 2000.

                           SUMMARY COMPENSATION TABLE

                                                                           LONG TERM COMPENSATION
                                                                   -----------------------------------
                                      ANNUAL COMPENSATION(1)                AWARDS             PAYOUTS
                               --------------------------------    ------------------------    -------
                                                                                                              ALL
                                                                                 SECURITIES                  OTHER
                                                                   RESTRICTED    UNDERLYING     LTIP        COMPEN-
NAME AND                      PERIOD                                 STOCK        OPTIONS      PAYOUTS      SATION
PRINCIPAL POSITION            ENDED     SALARY($)    BONUS($)(2)     AWARDS         (#)        ($)(4)       ($)(5)
------------------            ------    --------    -----------    ----------    ----------    -------      ------

John R. Huff                   12/00    326,250            0           0          100,000      739,504      195,750
   Chairman and                 3/00    435,000            0          (3)               0      854,006      174,000
   Chief Executive Officer      3/99    435,000      235,000           0           40,000    1,150,603      174,000
                                3/98    420,000      200,000           0           30,000    1,364,504      110,925

T. Jay Collins                 12/00    176,250            0           0           60,000      345,102       88,125
  President and                 3/00    235,000            0          (3)               0      251,032       70,500
  Chief Operating Officer       3/99    225,000      139,000           0           20,000      214,111       68,750
                                3/98    210,000      140,000           0           15,000      159,192       54,342

Marvin J. Migura               12/00    138,750       25,000           0           40,000      172,551       55,500
  Senior Vice President and     3/00    185,000            0          (3)               0      159,099       44,400
  Chief Financial Officer       3/99    185,000       75,000           0           15,000      107,055       44,400
                                3/98    177,000       60,000           0            8,000       53,064       37,187

Bruce L. Crager                12/00    138,750            0           0           15,000      246,501       48,562
  Senior Vice President         3/00    185,000       25,000          (3)               0      186,332       40,700
                                3/99    185,000       60,000           0           15,000      168,309       40,700
                                3/98    177,000       50,000           0           10,000      136,450       46,939

George R. Haubenreich, Jr.     12/00    138,750            0           0           39,000      172,551       55,500
  Sr. Vice President,           3/00    185,000            0          (3)               0      143,066       44,400
  General Counsel               3/99    185,000       65,000           0           15,000      145,488       44,400
  and Secretary                 3/98    177,000       60,000           0            8,000      136,450       14,992

----------

(1) Includes salary earned in a fiscal period, whether or not deferred. Excludes the value of perquisites and other personal benefits for each of the named executive officers because the aggregate amounts thereof did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for any named executive officer.

(2) In our fiscal years ended March 31, 1999 and 1998, Messrs. Huff, Collins, Migura and Haubenreich elected to receive all or part of their bonus awards in restricted stock. Mr. Crager made the same election in our fiscal year ended March 31, 1999. The bonus amounts stated for fiscal years ended March 31, 1999 and 1998 include the following restricted stock grants valued on the basis of the closing market prices of $16.56 and $17.94, respectively, per share on the date of award: Mr. Huff -- 14,188 and 11,148 shares, Mr. Collins -- 8,392 and 7,804 shares, Mr. Migura -- 2,400 and 1,200 shares, Mr. Haubenreich -- 1,200 and 3,344, and in fiscal year ended March 31, 1999, Mr. Crager -- 3,620 shares. Twenty-five percent of these restricted stock awards vested in June of the calendar year awarded, with the remainder vesting over three years from the vesting date, conditional upon continued employment. At the time of each vesting, a tax assistance payment is made to the award recipients, which must be reimbursed to Oceaneering if the related vested stock is sold within three years after the vesting date.

(3) At December 31, 2000, the number and value of the long-term incentive restricted stock holdings that have not vested (based on the closing market price on December 29, 2000 of $19.44 per share) under restricted stock awards granted in fiscal year ended March 31, 2000 and earlier were as follows: Mr. Huff -- 195,000 shares, $3,790,800; Mr. Collins -- 93,000 shares, $1,807,920; Mr. Migura -- 46,500 shares, $903,960; Mr.
         Crager -- 39,000 shares, $758,160; and Mr. Haubenreich -- 46,500 shares, $903,960. The following table sets forth the scheduled vesting of these shares as of December 31 of the years indicated:

                              2001      2002      2003      2004      2005      2006
                              ----      ----      ----      ----      ----      ----
        Mr. Huff            35,000    40,000    45,000    37,500    25,000    12,500
        Mr. Collins         16,500    19,000    21,500    18,000    12,000     6,000
        Mr. Migura           8,250     9,500    10,750     9,000     6,000     3,000
        Mr. Crager           9,500     9,000     8,500     6,000     4,000     2,000
        Mr. Haubenreich      8,250     9,500    10,750     9,000     6,000     3,000

         Dividends, if any, are earned on the restricted shares. The value of such stock for which restrictions were lifted and the related tax-assistance payments in the nine-month period ended December 31, 2000 and fiscal years ended March 31, 2000, 1999 and 1998 are included in the LTIP payout columns in the table.

(4) Amounts represent the aggregate value of long-term incentive restricted stock for which restrictions were lifted and the related tax-assistance payments.

(5) In fiscal year ended March 31, 1998 the amount represents Oceaneering contributions under a nonqualified executive retirement plan, which terminated in fiscal year 1998. In the nine-month period ended December 31, 2000 and fiscal years ended March 31, 2000 and 1999, the amounts represent amounts accrued for each executive under a successor and nonqualified Supplemental Executive Retirement Plan, which are subject to vesting over a three-year period.

EXECUTIVE EMPLOYMENT AGREEMENTS AND CHANGE OF CONTROL AGREEMENTS

         Oceaneering has entered into an employment agreement with no expiration date with John R. Huff, which provides that, in the event of his termination from Oceaneering for any reason except voluntary resignation or cause, he will receive compensation equivalent to one year's salary, inclusive of any amounts payable under a Senior Executive Severance Plan (the "Severance Plan"). A separate benefit agreement also provides that Oceaneering will provide medical coverage on an after-tax basis to Mr. Huff, his spouse and children during his employment with Oceaneering and, under certain circumstances, thereafter for their lives.

         Under the Severance Plan adopted by the Board of Directors in January 1983, and as amended in March 1989 and set forth in separate Senior Executive Severance Agreements (each a "Severance Agreement") between Oceaneering and the participants in the Severance Plan, in the event of a change of control of Oceaneering (as defined in the Severance Agreement) followed by termination of a participant's employment within one year thereafter for any reason (either voluntarily or involuntarily) other than (1) termination as a consequence of death, disability or retirement, (2) voluntary termination prior to three months after the change of control or (3) termination for cause due to commission of a felony related to his employment with Oceaneering, that participant will receive: (a) a payment equal to the sum of (i) 50% of the highest base salary and bonuses paid or payable to him, with respect to any 12-consecutive-month period during the three years ending with the date of the executive's termination of employment and (ii) 25% of the amount of the difference between the exercise price and any higher fair market value (determined in each case as of the date of exercise) of all stock options exercised or surrendered by him during the three-year period ending with the date of his termination of employment; and (b) the continuation of all fringe benefits for six months after termination of employment. For this purpose, bonuses include the value of shares of restricted stock that vest in that 12-consecutive-month period, together with the related tax-assistance payments. In such an event, all stock options and other benefits of the participant will become immediately vested, and the participant may elect either to exercise his outstanding stock options or surrender them and be compensated for the difference between the aggregate exercise price and any higher fair market value (determined based on a formula that considers each trading day beginning with the date of the change of control and ending on the date of termination) of the shares of Common Stock underlying those stock options. Each of the executive officers listed in the Summary Compensation Table is a participant in the Severance Plan.

         In March 1989, Oceaneering also entered into an amended Supplemental Senior Executive Severance Agreement (the "Supplemental Agreement") with Mr. Huff, which provides that, in the event of a change of control of Oceaneering (as defined in the Supplemental Agreement) and termination of his employment for any reason (except voluntary resignation for reasons other than as permitted under the Supplemental Agreement or termination for cause due to commission of a felony related to his employment with Oceaneering), or a reduction in the scope of his position or his total annual compensation, or if he is requested to relocate, Mr. Huff may either elect to receive the benefits under the Severance Plan, as described above, or the benefits under the Supplemental Agreement. If he elects to receive the benefits under the Supplemental Agreement, Mr. Huff will receive: (1) a payment equal to the sum of (a) three times the highest base salary and bonuses paid or payable to him, with respect to any 12-consecutive-month period during the three years ending with the date of his termination of employment and (b) 100% of the amount of the difference between the exercise price and any higher fair market value (determined in each case as of the date of exercise) of all stock options exercised or surrendered by him during the three-year period ending with the date of his termination of employment; and (2) the continuation of all fringe benefits for six months after termination of employment. For this purpose, bonuses include the value of shares of restricted stock that vest in that 12-consecutive-month period, together with the related tax-assistance payments. In such an event, his stock options and other benefits will become immediately vested, and he may elect either to surrender his outstanding stock options and receive an amount equal to twice the amount of the difference between the aggregate exercise price and any higher fair market value (determined based on a formula that considers each trading day beginning with the date of the change of control and ending on the date of termination) of the shares of Common Stock underlying those outstanding stock options or to exercise those stock options and receive the amount of the difference.

LONG-TERM INCENTIVE PLANS AND RETIREMENT PLANS

         Under our 1996, 1999 and 2000 Incentive Plans, the Compensation Committee may grant options, stock appreciation rights, stock awards and cash awards to employees and other persons (excluding nonemployee directors and, with respect to the 2000 Incentive Plan, excluding executive officers) having an important business relationship with us.

         We also maintain a Retirement Plan and a Supplemental Executive Retirement Plan. All employees of Oceaneering and its United States subsidiaries who meet the eligibility requirements may participate in our Retirement Plan. Certain key management employees and executives of Oceaneering and its subsidiaries, as approved by the Compensation Committee, are eligible to participate in our Supplemental Executive Retirement Plan, which we implemented in fiscal year ended March 31, 1998.

         Under our Retirement Plan, each participant directs us to defer between 1% and 16% of the participant's base pay and contribute the deferred compensation to the Retirement Plan, with such contributions being invested in shares of Common Stock, mutual funds and guaranteed investments. A participant's deferred compensation contributed to the plan is fully vested. Our contributions to this plan become vested to the participant in percentage increments over a six-year period, commencing with the participant's date of employment, provided that the participant remains employed by us. We are currently contributing Oceaneering's Common Stock in an amount equal to 100% of the deferred compensation of each participant, up to the first 6% of the participant's base pay. During the nine-month period ended December 31, 2000, none of the executive officers listed in the Summary Compensation Table made contributions to the Retirement Plan.

         As of each July 1, the Compensation Committee may establish an amount to be accrued subject to vesting under our Supplemental Executive Retirement Plan for the following 12-month period ("Plan Year") as it determines in its discretion, and the amounts accrued may be different for each participant. As of September 1, 2000, a participant may elect to defer all or a portion of base salary and annual bonus for accrual pursuant to the Supplemental Executive Retirement Plan, which amounts are vested. We do not maintain a separate fund for our Supplemental Executive Retirement Plan. Amounts accrued under our Supplemental Executive Retirement Plan are adjusted for earnings and losses as if they were invested in one or more investment vehicles selected by the participant from those designated as alternatives by the Compensation Committee. The account balances that are subject to vesting vest in one-third increments on the close of the first, second and third years of continuous employment, beginning with and including July 1 of the Plan Year with respect to which they are accrued. These account balances vest in any event upon the first to occur of ten years of continuous employment after becoming a participant, the date that the sum of the participants' attained age and years of participation equal 65, termination of employment by reason of death or disability or within two years of a change of control, or termination of the plan. A participant's interest in the plan is generally distributable upon termination of employment.

         The following table provides information concerning each stock option exercised during the nine-month period ended December 31, 2000 by each of the named executive officers and the value of unexercised options held by such officers at December 31, 2000.

   AGGREGATE OPTION EXERCISES IN THE NINE-MONTH PERIOD ENDED DECEMBER 31, 2000
                          AND PERIOD-END OPTION VALUES

                                                                NUMBER OF SECURITIES
                                                               UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                                                     OPTIONS AT            IN-THE-MONEY OPTIONS AT
                                                                  DECEMBER 31, 2000          DECEMBER 31, 2000($)
                                                             --------------------------  ---------------------------
                                   SHARES
                                 ACQUIRED ON      VALUE
NAME                             EXERCISE(#)    REALIZED($)  EXERCISABLE  UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
----                             -----------    -----------  -----------  -------------  -----------   -------------

John R. Huff                           0              0        143,000       132,000      1,074,270       747,930


T. Jay Collins                     5,000         48,744         44,000        76,000        223,948       424,615

Marvin J. Migura                       0              0         28,300        50,700        205,627       286,958

Bruce L. Crager                        0              0         32,500        26,500        201,463       164,135

George R. Haubenreich, Jr.             0              0         18,300        49,700        113,727       281,893

         The following table provides information concerning grants of stock options made to the named executive officers during the nine-month period ended December 31, 2000.

         OPTION GRANTS IN THE NINE-MONTH PERIOD ENDED DECEMBER 31, 2000

                                                                                              POTENTIAL REALIZABLE
                                                                                              VALUE AT ASSUMED
                                                                                              ANNUAL RATES OF STOCK
                                                                                              PRICE APPRECIATION FOR
                                                    INDIVIDUAL GRANTS (a)                     OPTION TERM (b)
                                  -------------------------------------------------------     ----------------------
                                  % OF TOTAL
                                   NUMBER OF       OPTIONS
                                   SECURITIES     GRANTED TO
                                  UNDERLYING     EMPLOYEES IN      EXERCISE
                                    OPTIONS       NINE-MONTH        PRICE      EXPIRATION       5%          10%
  NAME                            GRANTED (#)       PERIOD          ($/SH)        DATE          ($)         ($)
  ----                            -----------    ------------      --------    ----------       ---         ---

  John R. Huff                      100,000          12.4            14.38       08/16/05      397,156   2,315,108

  T. Jay Collins                     60,000           7.5            14.38       08/16/05      238,292   1,389,064

  Marvin J. Migura                   40,000           5.0            14.38       08/16/05      158,860     926,044

  Bruce L. Crager                    15,000           1.9            14.38       08/16/05       59,572     347,268

  George R. Haubenreich, Jr.         39,000           4.9            14.38       08/16/05      154,892     902,892

----------

(a) Stock options have exercise prices equal to the fair market value of a share of Common Stock at the date of award and become exercisable over three years after the date of award. Options generally expire at the earliest of five years after the date of the award, one year after the optionee's death, disability or retirement, or at the time of the optionee's termination of employment.

(b) The amounts shown as potentially realizable values are based on arbitrarily assumed rates of stock price appreciation of five percent and ten percent over the full term of the options, as required by applicable SEC regulations. The actual value of the option grants is dependent on future performance of the Common Stock and overall market conditions. There is no assurance that the values reflected in this table will be achieved.

          BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         Oceaneering's executive compensation program is administered by the Compensation Committee of the Board of Directors (the "Committee"). Each member of the Committee is a nonemployee director. The Committee is dedicated to the establishment of a strong, positive link between the development and attainment of strategic goals, which enhance shareholder values, and the compensation and benefit programs needed to achieve those results.

OVERALL EXECUTIVE COMPENSATION POLICY

         Oceaneering's policy is designed to facilitate its mission of increasing the net wealth of its shareholders by:

         o Attracting, rewarding and retaining highly qualified and productive individuals.

         o Setting compensation levels that are externally competitive and internally equitable.

         o Interrelating annual executive compensation with the results of individual performance, the individual's profit center performance and overall Oceaneering performance.

         o Motivating executives and key employees toward achieving long-term strategic results by aligning employee and shareholder interests through the increased value of Oceaneering's Common Stock.

         There are three major components of Oceaneering's executive compensation program: Base Salary, Annual Incentives and Long-Term Incentive Awards. The Committee considers all elements of compensation when determining individual components.

BASE SALARY

         The Committee believes a competitive salary is essential to support management development and career orientation of executives. The Committee reviews annually the salary of executive officers. In determining appropriate salary levels, the Committee considers level and scope of responsibility and accountability, experience, individual performance contributions, internal equity and market comparisons. No specific weightings are assigned to these criteria. However, the Committee manages base salaries for the executive group in a conservative fashion in order to place more emphasis on incentive compensation.

ANNUAL INCENTIVES

         The Committee administers an annual cash incentive bonus award plan to reward executive officers and other key employees of Oceaneering based on individual performance and the achievement of specific financial and operational goals determined for the year. The award interrelates individual performance, an individual's profit center performance and Oceaneering's overall performance. For the nine-month period ended December 31, 2000, the maximum annual bonus award established for executive officers was within a range of 40-150 percent of base salary.

LONG-TERM INCENTIVE AWARDS

         Long-term incentive awards under Oceaneering's Long-Term Incentive Plans are designed to create a mutuality of interest between executive officers (and other key employees) and shareholders through stock ownership and other incentive awards.

         To achieve these objectives, the Committee granted restricted Common Stock to executive officers and other key employees of Oceaneering in fiscal year ended March 31, 2000. Those awards are subject to earning requirements during the three-year performance period and subsequent vesting requirements. Up to one-third of the total grant may be earned each year, depending upon Oceaneering's cumulative Common Stock performance from July 16, 1999 as compared with a specified peer group's cumulative common stock performance from that date, with any amount earned subject to vesting in four equal installments over three years commencing one year after earning, conditional upon continued employment. If the performance of Oceaneering's Common Stock is less than 50% of the average of the performance of the common stock of the peer group, no shares of restricted stock are earned. If the performance of Oceaneering's Common Stock is 50% -- 87.5% or greater than the average of the performance of the peer group, the amount of restricted stock earned will range from 16% to 100% of the maximum achievable for this period. At the time of each vesting, the participant receives a tax assistance payment, which must be reimbursed to Oceaneering if the vested Common Stock is sold within three years after the vesting date. At the end of the nine-month period ended December 31, 2000, one-third of this grant was earned subject to vesting.

         The Committee awards stock options to a broad group of executives and key employees. Stock option grants were made in the nine-month period ended December 31, 2000 to all the executive officers listed in the Summary Compensation Table.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

         John R. Huff has been Chief Executive Officer of Oceaneering since August 1986 and Chairman of the Board since 1990. His compensation package has been designed to encourage the enhancement of shareholder value. Mr. Huff's compensation for the nine-month period ended December 31, 2000 included the same components and methodology of salary and variable compensation as apply to other executive officers, with regard to his high level of accountability. A substantial portion of his compensation is at risk in the form of performance bonuses and stock awards. During the nine-month period ended December 31, 2000, Mr. Huff's base annual salary was not increased, he received no annual bonus and he was granted stock options for 100,000 shares. Mr. Huff's compensation reflects the Committee's assessment of Oceaneering's financial performance compared to other oilfield service companies during the relevant periods, Mr. Huff's leadership and significant personal contribution to Oceaneering's business, and compensation data of competitive companies.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(m)

         Section 162(m) of the Internal Revenue Code generally disallows a deduction to public companies to the extent of excess annual compensation over one million dollars paid to certain executive officers, except for qualified performance-based compensation. Oceaneering had no nondeductible compensation expense for the nine-month period ended December 31, 2000. The Committee plans to review this matter as appropriate and take action as may be necessary to preserve the deductibility of compensation payments to the extent reasonably practical and consistent with Oceaneering's compensation objectives.

                             Compensation Committee
                             Charles B. Evans, Chairman
                             Harris J. Pappas

PERFORMANCE GRAPH

         The following graph compares Oceaneering's total shareholder return to the Standard & Poor's 500 Stock Index ("S&P 500") and the weighted average return generated by a peer group from March 31, 1996 through December 31, 2000. The peer group companies at December 31, 2000 for this performance graph are Global Industries, Ltd., Halliburton Company, McDermott International, Inc., Nabors Industries, Inc., Offshore Logistics, Inc., Stolt Offshore S.A., and Tidewater, Inc. Hornbeck Offshore Services, Inc. was included in the peer group until 1996 when it merged into Tidewater, Inc. Dresser Industries, Inc. was included in the peer group until 1998 when it merged with Halliburton Company.
J. Ray McDermott, S.A., which replaced Offshore Pipelines, Inc. after their merger, was included in the peer group until 1999 when McDermott International, Inc. acquired all of its publicly held shares.

         It is assumed in the graphs that: (1) $100 was invested in Oceaneering's Common Stock, the S&P 500 and the peer group on March 31, 1996, except that, with respect to the peer group, (a) the investment was made in Offshore Pipelines, Inc. through 1996, and thereafter in J. Ray McDermott, S.A., as a result of their merger, until 1999 when McDermott International, Inc. acquired all of J. Ray McDermott's publicly held shares, (b) the investment was made in Hornbeck Offshore Services, Inc. until 1996, when it merged with Tidewater, Inc., and (c) the investment was made in Dresser Industries, Inc. until 1998, when it merged with Halliburton Company; (2) the peer group investment is weighted based on the market capitalization of each individual company within the peer group at the beginning of each period; and (3) any dividends are reinvested. Oceaneering has not declared any dividends during the period covered by the graph. The shareholder return shown is not necessarily indicative of future performance.

                   COMPARISON OF CUMULATIVE SHAREHOLDER RETURN
               FOR OCEANEERING, S&P 500 AND A SELECTED PEER GROUP

                                    [GRAPH[

                        3/31/96    3/31/97    3/31/98    3/31/99    3/31/00    12/31/00
                        -------    -------    -------    -------    -------    --------

Oceaneering             100.00     114.68     144.95     111.01     137.61     142.66

Peer Group              100.00     125.75     182.73     129.50     149.59     157.93

S&P 500                 100.00     119.82     177.34     210.08     247.77     220.16

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Except as set forth in this Proxy Statement, no director or executive officer of Oceaneering or nominee for election as a director of Oceaneering, or holder of more than 5% of the outstanding shares of Common Stock, and no member of the immediate family of any such director, nominee, officer or security holder, to our knowledge, had any material interest in any transaction during our fiscal year ended March 31, 2000 or the nine-month period ended December 31, 2000 or has any interest in any proposed transaction to which Oceaneering or its subsidiaries were or are a party in which the amount involved exceeds $60,000.

         No director or executive officer of Oceaneering who served in such capacity since April 1, 2000 or any associate of any such director or officer, to the knowledge of the executive officers of Oceaneering, has any material interest in any matter proposed to be acted on at the 2001 Annual Meeting of Shareholders other than as described in this Proxy Statement.

                     RATIFICATION OF APPOINTMENT OF AUDITORS
                                   PROPOSAL 2

         Subject to ratification by the shareholders, the Board of Directors has appointed Arthur Andersen LLP, independent certified public accountants, as independent auditors of Oceaneering for the fiscal year ending December 31, 2001, pursuant to the recommendation of the Audit Committee of the Board. Arthur Andersen has served as Oceaneering's independent auditors for 30 years. Representatives of Arthur Andersen will be present at the meeting, will be given the opportunity to make a statement if they so desire and will be available to respond to appropriate questions of any shareholders.

         In accordance with our bylaws, the approval of the proposal to ratify the appointment of Arthur Andersen as independent auditors of Oceaneering for the fiscal year ending December 31, 2001 requires the affirmative vote of a majority of the shares of Common Stock voted on this proposal at the meeting. Accordingly, abstentions and broker "non-votes" marked on proxy cards will not be included in the tabulation of votes cast on this proposal.

         The persons named in the accompanying proxy intend to vote such proxy in favor of the ratification of the appointment of Arthur Andersen as independent auditors of Oceaneering for the fiscal year ending December 31, 2001, unless a contrary choice is set forth thereon or unless an abstention or broker "non-vote" is indicated thereon.

AUDIT FEES

         Arthur Andersen's fees for our audit for the nine-month period ended December 31, 2000 were $379,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         We did not incur any fees to Arthur Andersen in the nine-month period ended December 31, 2000 with respect to financial information systems design and implementation services.

ALL OTHER FEES

         Arthur Andersen's fees for all other professional services rendered to us during the nine-month period ended December 31, 2000 were $232,500.

         THE BOARD OF DIRECTORS URGES THE SHAREHOLDERS TO VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS OF OCEANEERING FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

                              SHAREHOLDER PROPOSALS

         Any shareholder who wishes to have a qualified proposal considered for inclusion in our proxy statement for our 2002 Annual Meeting of Shareholders must send notice of the proposal to our Corporate Secretary at our principal executive offices, 11911 FM 529, Houston, Texas 77041-3011, so that such notice is received no later than December 13, 2001. If you submit such a proposal, you must provide your name, address, the number of shares of Common Stock held of record or beneficially, the date or dates on which you acquired those shares and documentary support for any claim of beneficial ownership.

         In addition, any shareholder who intends to submit a proposal for consideration at our 2002 Annual Meeting of Shareholders, but not for inclusion in our proxy statement for that meeting, or who intends to submit nominees for election as directors at that meeting, must notify our Corporate Secretary. Under our bylaws, such notice must (1) be received at our executive offices no earlier than November 18, 2001 or later than close of business on January 18, 2002 and (2) satisfy certain requirements. A copy of the pertinent bylaw provisions can be obtained from our Corporate Secretary on written request.

                          TRANSACTION OF OTHER BUSINESS

          Should any other matter requiring the vote of shareholders arise at the meeting, it is intended that proxies will be voted in respect thereto in accordance with the judgment of the person or persons voting the proxies.

         Please return your proxy as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the Annual Meeting of Shareholders, no business can be transacted. Therefore, please be sure to date and sign your proxy exactly as your name appears on your stock certificate and return it in the enclosed postage-paid return envelope or vote by telephone or over the Internet by following the instructions included in this package. Please act promptly to ensure that you will be represented at the meeting.

         WE WILL PROVIDE WITHOUT CHARGE ON THE WRITTEN REQUEST OF ANY PERSON SOLICITED HEREBY A COPY OF OUR REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE NINE-MONTH PERIOD ENDED DECEMBER 31, 2000. WRITTEN REQUESTS SHOULD BE MAILED TO GEORGE R. HAUBENREICH, JR., SECRETARY, OCEANEERING INTERNATIONAL, INC., P. O. BOX 40494, HOUSTON, TEXAS 77240-0494.

                                  By Order of the Board of Directors,



                                  /s/ GEORGE R. HAUBENREICH, JR.
                                  --------------------------------------
                                  George R. Haubenreich, Jr.
                                  Senior Vice President, General Counsel
                                  and Secretary





April 12, 2001

--------------------------------------------------------------------------------

PROXY

                         OCEANEERING INTERNATIONAL, INC.
           This Proxy is Solicited on behalf of the Board of Directors


     John R. Huff and George R. Haubenreich, Jr., and each of them, with full power of substitution and resubstitution, are hereby appointed proxies to vote all the shares of common stock of the undersigned in Oceaneering International, Inc., held of record by the undersigned on April 5, 2001, at the Annual Meeting of Shareholders to be held on May 18, 2001, in the Atrium of Oceaneering's corporate offices at 11911 FM 529, Houston, Texas 77041-3011, and at any adjournment or postponement thereof.

     The undersigned acknowledges receipt of Oceaneering's report for the nine-month period ended December 31, 2000 and its Notice of 2001 Annual Meeting of Shareholders and related Proxy Statement.

     YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THE REVERSE SIDE. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD BEFORE THE ANNUAL MEETING.





                                                                     SEE REVERSE
                                                                         SIDE

--------------------------------------------------------------------------------
                            o FOLD AND DETACH HERE o

--------------------------------------------------------------------------------

[X} Please mark your votes as in this example.

                  This Proxy when properly executed will be voted as directed.
If no direction is made, this Proxy will be voted FOR Proposals 1 and 2.

                  Management recommends that you vote FOR authority on Proposal 1 and FOR the Board's Proposal 2.

                 FOR  WITHHELD                                                                       FOR     AGAINST     ABSTAIN

1. Election of   [ ]    [ ]     NOMINEES: 01. DAVID S. HOOKER  2. Proposal to approve the            [ ]       [ ]          [ ]
                                          02. HARRIS J. PAPPAS    appointment of Arthur Andersen
For, except vote withheld from the following nominee:             Directors LLP as independent
                                                                  auditors for the listed year ending
-----------------------------------                               December 31, 2001.

                                                               3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof, including procedural and other matters relating to the conduct of the meeting.

                                                                  Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as
                                                                  attorney, executor, administrator, trustee, guardian or other similar capacity, please give full title as such. If a
                                                                  corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                                                  ---------------------------------------------------------------

                                                                  ---------------------------------------   ---------------------
                                                                  SIGNATURE (S)                             DATE

--------------------------------------------------------------------------------
                            o FOLD AND DETACH HERE o



                         OCEANEERING INTERNATIONAL, INC.
                     NOW OFFERS TELEPHONE OR INTERNET VOTING
                          24 HOURS A DAY, 7 DAYS A WEEK

Voting by telephone or Internet eliminates the need to return this proxy card. Your vote authorizes the proxies named above to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card. Before voting, read the proxy statement and voting instruction form. Follow the steps listed. Your vote will be immediately confirmed and posted. Thank you for voting!

TO VOTE BY TELEPHONE

1. On a touch-tone telephone call toll free 1-877-PRX-VOTE (1-877-779-8683) Outside the US and Canada call 1-201-536-8073.

2. Enter the voter control number from the box above, just below the perforation.

3. Enter the last four digits from your U.S. taxpayer identification number.

4. You then have two options:
   Option 1 To vote as the Board of Directors recommends on all items. Option 2 To vote on each proposal separately.

TO VOTE BY INTERNET

1. Log on to the Internet and go to the web site http://www.eproxyvote.com/oii

2. Enter the voter control number from the box above, just below the perforation.

3. Follow the instructions.

IF YOU CHOOSE TO VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL BACK YOUR PROXY
CARD.